                                                                   Exhibit 10.74


                               COSMAR CORPORATION
                          RENAISSANCE COSMETICS, INC.
                               635 Madison Avenue
                            New York, New York 10022

                              As of August 8, 1996

Nomura Holding America Inc.,
Individually and as Collateral Agent
2 World Financial Center, Building B
New York, New York 10281-1198

         Re:      Waiver to Note Purchase Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Note Purchase Agreement, dated as of December 21, 1994, as amended or otherwise modified by Waiver No. 1 to Note Purchase Agreement, dated as of December 22, 1994, Waiver No. 2 to Note Purchase Agreement, dated as of January 12, 1995, Waiver No. 3 to Note Purchase Agreement, dated as of February 28, 1995, Waiver No. 4 to Note Purchase Agreement, dated as of March 24, 1995, Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995, Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995, Waiver to Note Purchase Agreement, dated as of September 18, 1995, Waiver to Note Purchase Agreement, dated as of December 22, 1995, Amendment No. 3 and Consent to Note Purchase Agreement, dated as of January 8, 1996, Limited Waiver to Note Purchase Agreement, dated as of February 13, 1996, Amendment No. 4 and Waiver to Note Purchase Agreement and Amendment No. 2 to Security Documents, dated as of May 29, 1996, and Amendment No. 5 to Note Purchase Agreement, dated as of June 14, 1996 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc. (together with its successors and assigns, the "Purchaser"). All capitalized terms used in this waiver letter (this "Waiver") and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

         A. Pursuant to a Securities Purchase Agreement, dated as of the date hereof (the "Securities Purchase Agreement"), between the Parent and CIBC Wood Gundy Securities Corp. ("CIBC"), the Parent has authorized the issuance and sale to CIBC of up to $80,000,000 aggregate liquidation value of its 14.0% Senior Redeemable

Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 2

Preferred Stock, Series B, $.01 par value (together with any such preferred stock issuable as a dividend thereon and any preferred stock having substantially identical terms exchanged therefor in accordance with the terms of the Registration Rights Agreement, to be dated as of August 15, 1996, between the Parent and CIBC, as amended, modified or supplemented in accordance with its terms, collectively, the "Initial Senior Preferred Stock, Series B"), and Warrants to purchase up to an aggregate of 215,435 shares of Parent Common Stock (the "New Common Stock Purchase Warrants") for 96.5% of the aggregate liquidation value of such preferred stock, or $77,200,000 (the "Preferred Stock Sale"). Pursuant to Section 5.6 of a Securities Purchase Agreement, dated as of May 29, 1996, as amended (the "Prior Securities Purchase Agreement"), between the Parent and CIBC WG Argosy Merchant Fund 2, L.L.C. (the "CIBC Affiliate"), the Parent has authorized the issuance and sale to the CIBC Affiliate of 51,959 shares of Parent Common Stock for $5,000,000 (the "Common Stock Sale"). The Parent and the Company have requested a waiver of the requirements of Section 3.1(b) of the Note Purchase Agreement (requiring that the Net Cash Proceeds from the sale by the Parent of any of its Capital Stock be applied to prepay first the Term Notes and then the Revolving Notes) in order to permit the Parent to retain 100% of the Net Cash Proceeds from the Preferred Stock Sale and the Common Stock Sale, and to use (i) up to $20,500,000 of such proceeds to redeem all outstanding shares of the Parent's Senior Exchangeable Redeemable Preferred Stock, Series A, $.01 par value, together with accrued dividends thereon (the "Existing Exchangeable Preferred Stock"), (ii) up to $16,300,000 of such proceeds to pay the unpaid purchase price for the Capital Stock of Great American Cosmetics, Inc., a New York corporation ("Great American"), to pay certain existing Debt of Great American and to pay fees and expenses incurred in connection with the Great American Acquisition (as defined below), and (iii) the remainder of such proceeds for working capital and other purposes permitted under the Note Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Parent has also granted CIBC an option to purchase up to $20,000,000 aggregate liquidation preference of additional 14% Senior Redeemable Preferred Stock, Series B (together with any such preferred stock issuable as a dividend thereon and any preferred stock having substantially identical terms exchanged therefor in accordance with the terms of the Registration Rights Agreement referred to above, collectively, the "Option Senior Preferred Stock, Series B"), together with additional Warrants to purchase additional Parent Common Stock (the "Option Stock Sale"). The Parent and the Company have requested a waiver of the requirements of Section 3.1(b) of the Note Purchase Agreement in order to permit the Parent to retain a portion of the Net Cash Proceeds of the Option Stock Sale for working capital purposes.
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Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 3

         B. Pursuant to a Stock Purchase Agreement, dated June 27, 1996 (the "Great American Acquisition Agreement"), among the Company, Larry Pallini, Vincent Carbone and Great American, the Company has agreed to purchase all the outstanding Capital Stock of Great American (the "Great American Acquisition") for an aggregate purchase price, including repayment of existing Debt of Great American, of approximately $16,900,000, $600,000 of which has already been paid into escrow by the Company. The Company and the Parent have requested a waiver of the requirements of Section 10.4 of the Note Purchase Agreement (prohibiting the Company from purchasing the Capital Stock of any other Person) and Section
10.7 of the Note Purchase Agreement (prohibiting the Company from making any Restricted Investment) in order to permit the Company to consummate the Great American Acquisition in the manner contemplated by the Great American Acquisition Agreement.

         C. In addition, the Company and the Parent have requested a waiver of the requirements of Section 3.1(d) of the Note Purchase Agreement (requiring an automatic payment on the Revolving Notes to the extent the unpaid principal amount thereof exceed the Revolver Borrowing Base then in effect) and Section
6.4 of the Note Purchase Agreement (requiring as a condition to the Purchaser's obligation to purchase any additional Revolving Notes that, after giving effect to any such purchase, the aggregate unpaid principal amount of the Revolving Notes shall not exceed the Revolving Note Limit) in order to permit the Company to sell an aggregate of up to $40,000,000 of Revolving Notes to the Purchaser until the Termination Date without regard to such requirements at such times as the Revolver Borrowing Base is, and remains, equal to or greater than $30,000,000.

         D. As an inducement to the Purchaser to grant all the foregoing waivers, the Parent has offered to grant to the Collateral Agent a first priority perfected Lien in $33,800,000 of the Net Cash Proceeds from the Preferred Stock Sale and the Common Stock Sale, together with accrued interest thereon, if any, and to maintain such Lien until the Termination Date on terms and conditions in all respects satisfactory to the Purchaser and its counsel.

         E. The Purchaser has indicated it is willing to grant such waivers on the terms and conditions hereof.

         Accordingly, the Company, the Parent, and, by your acceptance hereof, the Purchaser and the Collateral Agent, hereby agree as follows:
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Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 4

         1. Waivers. Effective on and as of the Effective Date referred to below, the Purchaser waives

                  (a) the requirements under Section 3.1(b) of the Note Purchase Agreement as follows:

                        (A) solely to permit the Parent to retain 100% of the Net Cash Proceed from the Preferred Stock Sale and the Common Stock Sale; provided however, that, the aggregate Net Cash Proceeds received by the Parent from such Preferred Stock Sale and Common Stock Sale shall not be less than $59,600,000 after giving effect to the following:

                        (i) the receipt by the Parent of any refund paid by or
              on behalf of the CIBC Affiliate with respect to fees previously paid by the Parent under the Prior Securities Purchase Agreement;

                        (ii) the application of not more than $6,000,000 of such
              proceeds to purchase discount, fees and expenses (including legal fees and expenses) incident to the Preferred Stock Sale, the Common Stock Sale and the Great American Acquisition; and

                        (iii) the application of not more than $20,500,000 of
              such proceeds to pay the redemption price to the CIBC Affiliate to redeem all the outstanding Existing Exchangeable Preferred Stock, together with accrued dividends thereon; and,

provided further, that on any date on which any of such Net Cash Proceeds are received by the Parent, the Parent shall immediately

                        (i) first, apply such proceeds to the purchase of a
              certificate of deposit or other Cash Equivalent in an amount not less than $33,800,000 which shall be pledged to the Collateral Agent as contemplated under clause (c) below, and

                        (ii) thereafter, contribute any remaining Net Cash
              Proceeds to the Company for deposit in a Depositary Account of the Company pending use of such proceeds by the Company for working capital or other purposes permitted by the Note Purchase Agreement, including, without limitation, to prepay outstanding amounts under the Revolving Notes and to pay the unpaid purchase price in respect of the Great American
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Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 5

              Acquisition, to repay Debt of Great American and to pay fees and expenses incurred in connection with the Great American Acquisition, each as contemplated by clause (d) below; and

                        (B) with respect to any Net Cash Proceeds of the Option Stock Sale, solely to permit the Parent:

                        (i) to contribute the first $5,000,000 of any such Net
              Cash Proceeds to the Company for deposit in a Depositary Account of the Company pending use of such proceeds by the Company for working capital or other purposes permitted by the Note Purchase Agreement, including, without limitation, to prepay outstanding amounts under the Revolving Notes and to pay the unpaid purchase price in respect of the Great American Acquisition, to repay Debt of Great American and to pay fees and expenses incurred in connection with the Great American Acquisition, each as contemplated by clause (d) below;

                        (ii) to pay the next $7,000,000 of any such Net Cash
              Proceeds to the Purchaser pursuant to said Section 3.1(b) for application to the unpaid principal amount of the Term Notes in accordance with Section 3.3 of the Note Purchase Agreement;

                        (iii) to pay an amount equal to the accrued and unpaid
              interest on the principal amount of the Term Notes being repaid pursuant to clause (B)(ii) above to the date of such repayment from any remaining amount of such Net Cash Proceeds to the Purchaser for application to the payment of such accrued and unpaid interest; and

                        (iv) to contribute any remaining amount of such Net Cash
              Proceeds to the Company for deposit in a Depositary Account of the Company pending use of such proceeds by the Company for working capital or other purposes permitted by the Note Purchase Agreement, including, without limitation, to prepay outstanding amounts under the Revolving Notes and to pay the unpaid purchase price in respect of the Great American Acquisition, to repay Debt of Great American and to pay fees and expenses incurred in connection with the Great American Acquisition, each as contemplated by clause (d) below;

         (for the avoidance of doubt, the requirements under Section 9.10 of the Note Purchase Agreement or such other applicable provision of the Note Purchase
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Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 6

         Agreement, if any, which might be construed to prohibit the Parent from issuing and selling the Initial Senior Preferred Stock, Series B, any Option Senior Preferred Stock, Series B and the New Common Stock Purchase Warrants to CIBC pursuant to the Securities Purchase Agreement and the shares of Parent Common Stock to the CIBC Affiliate pursuant to the Prior Securities Purchase Agreement and retaining the proceeds thereof for the uses permitted hereunder are also waived solely to permit such issuances, sales and such uses of those proceeds; provided however, that nothing herein shall waive any restriction on the ability of the Parent and its Subsidiaries to make any Restricted Payment under
         Section 10.7 of the Note Purchase Agreement (except as specifically provided in clause (b) below), any restriction contained in Section
         10.8 of the Note Purchase Agreement, or, except as specifically provided herein with respect to such issuances, sales and such uses of those proceeds, any other restriction contained in the Note Purchase Agreement on the ability of the Parent and its Subsidiaries to exercise any rights with respect to the Initial Senior Preferred Stock, Series B so issued);

              (b) the requirements under Section 10.7 of the Note Purchase Agreement, solely to permit the Parent to redeem all the outstanding Existing Exchangeable Preferred Stock; provided however, that the Parent shall only pay the redemption price for Existing Exchangeable Preferred Stock out of Net Cash Proceeds received by the Parent from the Preferred Stock Sale, the Common Stock Sale and the Option Stock Sale and proceeds of any refund of fees received from the CIBC Affiliate referred to in paragraph 1(a)(i) above and shall not use more than $20,500,000 of such proceeds for such purpose;

              (c) the requirements under Section 3.1(d) of the Note Purchase Agreement and Section 6.4 of the Note Purchase Agreement; provided however, that the waiver contemplated by this clause (c) shall not be effective on the first Business Day immediately following any date that either

                        (i) the Company has knowledge or any reason to believe
              that the aggregate amount of Eligible Accounts and Eligible Inventory outstanding as of such date shall be less than the aggregate amount thereof reflected in the latest Borrowing Base Report theretofore delivered to the Purchaser pursuant to Section 7(g) of the Note Purchase Agreement to such an extent as to cause the sum of (A) the Revolver Borrowing Base on such date, plus (B) $10,000,000, to be less than the outstanding principal amount of the Revolving Notes on such date (unless, on or before such first Business Day following the date on


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Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 7

              which the Company first has such knowledge or a basis for such belief, the Company shall have repaid a sufficient principal amount of the Revolving Notes such that the sum of (A) the Revolver Borrowing Base on such first Business Day, plus (b) $10,000,000, shall be equal to or greater than the outstanding principal amount of the Revolving Notes on such first Business Day after giving effect to such repayment), or

                        (ii) the Collateral Agent shall not have received a
              first priority perfected Lien in $33,800,000 of Cash Equivalents of the Parent, together with any interest accrued thereon, pursuant to a security agreement (the "Parent Cash Equivalent Pledge Agreement") in form and substance satisfactory in all respects to the Purchaser and its counsel (which agreement need not be in the form of Exhibit B to the Note Purchase Agreement, but in any case shall provide that the Lien thereof shall be maintained by the Parent until the Termination Date), together with a legal opinion from Paul, Weiss, Rifkind, Wharton & Garrison to the effect that the Parent Cash Equivalent Pledge Agreement has been duly authorized, executed and delivered by the Parent, is enforceable against the Parent in accordance with its terms, and is effective to create a first priority, perfected Lien on such cash or Cash Equivalents for the benefit of the Collateral Agent, and otherwise in form and substance satisfactory in all respects to the Purchaser and its counsel;

              (d) the requirements of Section 10.4 of the Note Purchase Agreement and Section 10.7 of the Note Purchase Agreement, solely to permit the Company to consummate the Great American Acquisition in the manner contemplated by the Great American Acquisition Agreement, including payment of outstanding Debt of Great American; provided however, that the Company shall only pay the unpaid portion of the purchase price for the Capital Stock of Great American and repay outstanding Debt of Great American and fees and expenses incurred in connection with the Great American Acquisition out of Net Cash Proceeds received by the Parent from the Preferred Stock Sale, the Common Stock Sale and the Option Stock Sale and proceeds of any refund of fees received by the Parent from the CIBC Affiliate referred to in paragraph 1(a)(i) above (in addition to the $600,000 already paid by the Company into escrow for such purpose), and the Company shall not use more than an aggregate of $16,300,000 of such Net Cash Proceeds and such refund proceeds for such purpose;

Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 8

              (e) the requirements of Section 10.6 of the Note Purchase Agreement, solely to permit the Company and its Subsidiaries to engage in the business of producing, outsourcing, packaging, marketing, distributing, advertising, promoting, merchandising and selling nail polish, lipstick, eyeliners, mascara, make-up and related accessories and other cosmetics products to the mass markets substantially in the manner engaged in on the date hereof by Great American; and

              (f) the requirements under Section 9.6 of the Note Purchase Agreement until September 15, 1996, solely as such requirements relate to the delivery of the documents more particularly identified in
         Section 2 hereof.

         2. Subsidiary Guarantee, etc. On or before September 15, 1996, the Company shall, or shall cause its Subsidiaries, to deliver to the Purchaser each of the following documents, each in form and substance satisfactory to the
Purchaser:

              (a) a Subsidiary Guarantee, duly executed and delivered by Dana Brazil;

              (b) a Subsidiary Security Agreement, duly executed and delivered by Dana Brazil;

              (c) a Commitment to Provide a Mortgage Guarantee, duly executed by the Company and Dana Brazil;

              (d) a Brazilian Pledge Agreement in substantially the form of Annex III to the New Dana U.S. Subsidiary Security Agreement, duly executed by New Dana;

              (e) evidence that the pledge of the Capital Stock of Dana Argentina has been perfected in the manner set forth in Section 7.2(b) of the New Dana U.S. Subsidiary Security Agreement;

              (f) the certificate(s) representing the outstanding Capital Stock of Dana Brazil, together with powers of attorney duly executed by New Dana and the officer of the Parent designated to be the holder of record of one share of such Capital Stock, respectively; and

              (g) an opinion of the Company's local counsel in Brazil addressing those matters set forth in Exhibit F-S to the Note Purchase Agreement.

Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 9

         3. Conditions to Effectiveness. This Waiver shall become effective on the date (the "Effective Date") on which the Purchaser has received all of the following documents:

              (a) a counterpart of this Waiver, duly executed and delivered by the Parent and the Company;

              (b) the acknowledgement and agreement attached to this Waiver, duly executed and delivered by each Subsidiary of the Company which has entered into a Subsidiary Guarantee;

              (c) a certificate from an Authorized Officer of the Company dated the Effective Date, certifying as to the matters set forth in Section 4 of this Waiver;

              (d) the Parent Cash Equivalent Pledge Agreement, duly executed and delivered by the Parent and acknowledged by the bank or other financial institution which has agreed to issue the certificate of deposit or other Cash Equivalent proposed to be purchased by the Parent and pledged thereunder; and

              (e) the legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison with respect to the Parent Cash Equivalent Pledge Agreement contemplated by Section 1(c)(ii) hereof.

         4. Representations and Warranties: No Default or Event of Default. Each of the Company and the Parent hereby represents, warrants, covenants and agrees as follows, on and as of the Effective Date after giving effect to this Waiver:

              (a) the representations and warranties contained in Section 4.1 through 4.35, inclusive and elsewhere in the Note Purchase Agreement, the representations and warranties contained in the Related Documents and the representations and warranties of the Parent contained in
         Section 3.1 of the Securities Purchase Agreement shall be true and correct on and as of the Effective Date with the same effect as if such representations and warranties had been made on and as of the Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date; and

              (b) no Default or Event of Default shall have occurred and be continuing.
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Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 10

         5. Effect of Waiver. It is hereby agreed that, except as specifically provided herein, this Waiver does not in any way amend, modify, affect or impair the terms, conditions and other provisions of the Note Purchase Agreement, the Notes or the Related Documents, or the obligations of the Company or the Parent thereunder, and all terms, conditions and other provisions of the Note Purchase Agreement, the Notes and the Related Documents shall remain in full force and effect except to the extent specifically amended or otherwise specifically modified pursuant to the provisions of this Waiver. If any representation or warranty in this Waiver shall fail to be true and correct in any material respect, such failure and any failure to fully satisfy any other term or condition of this Waiver shall automatically, and without the requirement of any notice to the Company or the Parent, constitute an Event of Default under the Note Purchase Agreement.

         6. Counterparts. This Waiver may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         7. Governing Law. THIS Waiver SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

             [The remainder of this page intentionally left blank.]

Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 11

         If the foregoing is acceptable, please sign and return a copy of this Waiver to indicate your agreement to the terms hereof.

                                          Very truly yours,

                                          COSMAR CORPORATION

                                          By: /s/ Illegible
                                              ---------------------------------
                                              Title: Vice President



                                          RENAISSANCE COSMETICS, INC.

                                          By: /s/ Illegible
                                              ---------------------------------
                                              Title: Vice President - Secretary

Accepted and Agreed as
of date first above written

NOMURA HOLDING AMERICA INC.,

Individually and as Collateral Agent

By: /s/ Howard Gellis
   ----------------------------------
   Title: Attorney-in-Fact

Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 12

                          ACKNOWLEDGEMENT AND AGREEMENT

         The terms and provisions of the foregoing Waiver to Note Purchase Agreement, dated as of August 8, 1996 (the "Waiver"), with respect to the Note Purchase Agreement, dated as of December 21, 1994, as amended or otherwise modified by Waiver No. 1 to Note Purchase Agreement, dated as of December 22, 1994, Waiver No. 2 to Note Purchase Agreement, dated as of January 12, 1995, Waiver No. 3 to Note Purchase Agreement, dated as of February 28, 1995, Waiver No. 4 to Note Purchase Agreement, dated as of March 24, 1995, Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995, Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995, Waiver to Note Purchase Agreement, dated as of September 18, 1995, Waiver to Note Purchase Agreement, dated as of December 22, 1995, Amendment No. 3, Waiver and Consent to Note Purchase Agreement, Limited Waiver to Note Purchase Agreement, dated as of February 13, 1996, Amendment No. 4 and Waiver to Note Purchase Agreement and Amendment No. 2 to Security Documents, dated as of May 29, 1996, and Amendment No. 5 to Note Purchase Agreement, dated as of June 14, 1996 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc., a Delaware corporation (together with its successors and assigns, collectively, the "Purchaser"), and the transactions contemplated by the Note Purchase Agreement as modified by the Waiver, are hereby severally and not jointly acknowledged and agreed to by each of the undersigned Subsidiaries of the Company, and each hereby severally and not jointly confirms its respective Subsidiary Guarantee with respect to the Obligations under, and as the foregoing capitalized terms are defined in, the Note Purchase Agreement, as so modified.

         This Acknowledgement and Agreement may be executed by each Subsidiary of the Company in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

             [The remainder of this page intentionally left blank.]

Waiver to
Note Purchase Agreement
Dated As of August 8, 1996
Page 13

         IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgement and Agreement to be executed and delivered by its respective duly authorized officer as of the date first above written.

DANA PERFUMES CORP.
HOUBIGANT (1995) LIMITED/
  HOUBIGANT (1995) LIMITEE
DANA PERFUMES (CANADA) LTD.
DANA S.A.
PERFUMES DANA S.A.I.C.
FINANCIERA DE PERFUMERIA S.A.
ESTALVI S.A.
MARCAFIN S.A.
C.O.M.I.N.S.A.
PERFUMES AND COSMETICS IMPORTERS, INC.
PARFUMS DANA EXPORT CORP.
RSH 149, S.A.R.L.
PERFUMES DANA DO BRASIL, S.A.

By /s/ Illegible
   ------------------------------
   Title: Vice President

      (of each party hereto)